UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2024

UNIFIRST CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts	001-08504	04-2103460
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

68 Jonspin Road, Wilmington, Massachusetts	01887
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (978) 658-8888

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value per share	UNF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 9, 2024, the shareholders of UniFirst Corporation (the “Company”) voted at the 2024 annual meeting of the Company’s shareholders (the “Annual Meeting”) to approve the UniFirst Corporation 2023 Equity Incentive Plan (the “2023 Plan”), pursuant to which 375,000 shares of the Company’s common stock are available for issuance, subject to certain adjustments as set forth in the 2023 Plan. The 2023 Plan replaces the Company’s Amended and Restated 2010 Stock Option and Incentive Plan.

Additional information regarding the 2023 Plan is summarized under the heading “Proposal 4 – Approval of the UniFirst Corporation 2023 Equity Incentive Plan” in the Company’s Proxy Statement filed with the Securities and Exchange Commission on November 30, 2023 (the “Proxy Statement”), and is incorporated herein by reference. The summary of the 2023 Plan set forth in the Proxy Statement and the description of the 2023 Plan in this Current Report on Form 8-K are qualified in their entirety by reference to the copy of the 2023 Plan filed as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s shareholders voted on and approved (1) the election of Michael Iandoli and Joseph M. Nowicki as Class I Directors, each to serve for a term of three years until the 2027 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified, (2) on a non-binding, advisory basis, the compensation of the Company’s named executive officers as more fully described in the Proxy Statement, (3) on a non-binding, advisory basis, the holding of future non-binding, advisory votes on the compensation of the Company’s named executive officers every year, (4) the 2023 Plan, and (5) the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2024. The votes cast by the holders of the Company’s Common Stock and Class B Common Stock on each of the foregoing proposals were as follows:

Proposal 1: Election of two Class I Directors, nominated by the Board of Directors, each to serve for a term of three years until the 2027 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified.

	Common Stock			Class B Common Stock
			Broker			Broker
	For	Withheld	Non-Votes	For	Withheld	Non-Votes
Michael Iandoli	5,356,746	8,710,225	462,783	35,339,740	146,770	—
Joseph M. Nowicki	13,836,004	230,967	462,783	—	—	—

Based on the votes set forth above, each of the two nominees listed above was duly elected as a Class I Director to serve for a term of three years until the 2027 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified.

Proposal 2: Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers as more fully described in the Proxy Statement.

Common Stock				Class B Common Stock
			Broker				Broker
For	Against	Abstain	Non-Votes	For	Against	Abstain	Non-Votes
13,638,730	425,677	2,565	462,783	35,339,740	146,770	—	—

Based on the votes set forth above, the compensation of the Company’s named executive officers as more fully described in the Proxy Statement was duly approved by the Company’s shareholders.

Proposal 3: Approval, on a non-binding, advisory basis, of the frequency of future non-binding, advisory votes on the compensation of the Company’s named executive officers.

Common Stock					Class B Common Stock
				Broker					Broker
1 Year	2 Years	3 Years	Abstain	Non-Votes	1 Year	2 Years	3 Years	Abstain	Non-Votes
13,396,146	1,116	666,431	3,279	462,783	35,486,510	—	—	—	—

After taking into consideration the foregoing voting results and the prior recommendation of the Board of Directors in favor of holding a non-binding, advisory shareholder vote on the compensation of the Company’s named executive officers every year, the Board of Directors, upon the recommendation of the Compensation Committee, intends for the Company to hold future non-binding advisory votes on the compensation of the Company’s named executive officers every year.

Proposal 4: Approval of the UniFirst Corporation 2023 Equity Incentive Plan.

Common Stock				Class B Common Stock
			Broker				Broker
For	Against	Abstain	Non-Votes	For	Against	Abstain	Non-Votes
13,747,066	313,333	6,572	462,783	35,339,740	146,770	—	—

Based on the votes set forth above, the UniFirst Corporation 2023 Equity Incentive Plan was duly approved by the Company’s shareholders.

Proposal 5: Ratification of appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2024.

Common Stock				Class B Common Stock
			Broker				Broker
For	Against	Abstain	Non-Votes	For	Against	Abstain	Non-Votes
14,264,666	260,424	4,664	—	34,809,730	—	676,780	—

Based on the votes set forth above, the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2024 was duly ratified by the Company’s shareholders.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	UniFirst Corporation 2023 Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIFIRST CORPORATION

Date: January 12, 2024	By:	/s/ Shane O’Connor
Shane O’Connor
Executive Vice President and Chief Financial Officer